                                   EXHIBIT A
                                FORM OF WARRANT
                                ---------------


     NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR OR AN APPLICABLE EXEMPTION FROM REGISTRATION THEREFROM UNDER SAID ACT AND SUCH LAWS.

     UNTIL THE EARLIER OF (A) THREE YEARS FROM THE DATE OF THIS WARRANT AND (B) THE IPO DATE (AS HEREINAFTER DEFINED), THIS WARRANT MAY ONLY BE TRANSFERRED WITH THE CONSENT OF THE COMPANY, WHICH CONSENT WILL NOT BE UNREASONABLY CONDITIONED, DELAYED OR WITHHELD, EXCEPT THAT TRANSFERS TO OR AMONG AFFILIATES (AS HEREINAFTER DEFINED) OF THE HOLDER WILL NOT REQUIRE THE COMPANY?S CONSENT. AFTER SUCH DATE, THIS WARRANT WILL BE FULLY TRANSFERABLE AT ANY TIME, IN WHOLE OR IN PART, AT THE HOLDER?S SOLE DISCRETION. SHARES ISSUABLE PURSUANT TO THE EXERCISE OF THIS WARRANT WILL BE FREELY TRADABLE, SUBJECT TO APPLICABLE RESTRICTIONS OF TRANSFER UNDER FEDERAL SECURITIES LAWS.


                            ITERATED SYSTEMS, INC.

                      Warrant for the Purchase of Shares

                                of Common Stock


          FOR VALUE RECEIVED and subject to the terms and conditions contained herein, Iterated Systems, Inc., a Georgia corporation (the "Company"), hereby certifies that for value received MCI Telecommunications Corporation, or its permitted assigns, are entitled to purchase, from the Company at any time or from time to time during the Exercise Period (as defined below) any or all of the Warrant Shares (as defined below) for the Exercise Price (as defined below). The Exercise Price shall not be subject to adjustment, except as set forth in paragraph 3 hereof.

          1   Definitions.
              -----------

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "ADDITIONAL SHARES OF COMMON STOCK" means any shares of Common Stock issued by the Company on or after the Issue Date, other than shares of Common Stock issued pursuant to this Warrant.

          "AFFILIATE" of a Person means any Person who directly or indirectly controls, is controlled by or is under common control with such other Person.

          "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a legal holiday in New York City.

          "CAPITAL STOCK" means any and all shares, interests, participations, or other equivalents (however designated) of capital stock, or any and all equivalent ownership interests.

          "COMMON STOCK" means the common stock of the Company and any Capital Stock into which such common stock may be changed on or after the Issue Date and any class or series of Capital Stock of the Company (regardless of how denominated), that has the right (subject to any prior rights of any other class or series of stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount and shall also include shares of common stock of any successor or acquiring corporation referred to in paragraph 3(c) received by or distributed to the holders of such Capital Stock in the circumstances contemplated by paragraph 3(c).

          "CONVERTIBLE SECURITIES" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "CURRENT MARKET PRICE" as of any date with respect to any security means the average of the Quoted Prices of such security for the twenty (20) consecutive days such securities are traded ("Trading Days") (or, if such security is publicly traded but has been so traded for less than twenty (20) consecutive Trading Days, such shorter period in which such security has been publicly traded) immediately preceding such date; provided, however, that, if an event described in clauses (i) through (iii) of paragraph 3(a) occurs with respect to such security during the period from the first of such consecutive Trading Days through the last of such consecutive Trading Days, the computation of Current Market Price shall be appropriately adjusted to take account of such event. "Quoted Price" of any security for any date shall be the last reported sales price of such security as reported by the principal national securities exchange on which such security is listed or traded, or as reported by the Nasdaq National Market, or if such security is neither so reported nor listed or traded, the average of the last reported bid and ask prices of such security in the over-the-counter market on such date. If such security is not listed or traded on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be deemed an amount mutually agreed upon between the Company and the Holder, and if no agreement can be reached, then the Current Market Price of such security as of any date shall be the fair market value thereof as determined by an independent nationally recognized investment banking firm selected by investment banking firms representing each of the Company and the Holder. The Company shall pay all costs of all determinations of fair market value by such nationally recognized investment banking firm.

          "EXERCISE DATE" means the date on which the Holder exercises this Warrant, in whole or in part.

          "EXERCISE PERIOD" means the period commencing on the Issue Date and ending at 5:00 p.m., Eastern standard time, on the Termination Date.

          "EXERCISE PRICE" means a price for each Warrant Share equal to $5.00 per share, subject to adjustment on or after the Issue Date pursuant only to the provisions of paragraph 3 of this Warrant.

          "HOLDER" means MCI or any permitted transferee of this Warrant.

          "INITIAL PUBLIC OFFERING" shall mean the initial Public Offering of the Company's Capital Stock.

          "IPO DATE" shall mean the date on which the consummation of the Initial Public Offering occurs.

          "ISSUE DATE" means August 7, 1998.

          "MCI" means MCI Telecommunications Corporation, a Delaware corporation.

          "MERGER TRIGGERING EVENT" has the meaning assigned to that term in paragraph 3(c).

          "PERSON" means any individual, sole proprietorship, partnership, corporation, limited liability company, joint venture, trust, association, institution, public benefit corporation, governmental agency or other entity and the heirs, executors, administrators, legal representatives, successors and assigns of such Person, as the context may require.

          "PUBLIC OFFERING" means the sale and issuance by the Company of Common Stock pursuant to an effective registration statement filed under the Securities Act with the Securities and Exchange Commission, which is underwritten on a firmly committed basis.

          "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of August 7, 1998, between the Company and MCI Telecommunications Corporation.

          "SECURITIES" means any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" means one of the Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and the regulations promulgated thereunder.

          "TERMINATION DATE" means the fourth anniversary of the Issue Date; provided, however, that if, on such date, the Company is then required, pursuant
--------  -------
to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which Warrant Shares are, pursuant to the Registration Rights Agreement, entitled to be included, or if the Company is in default of any material obligations created by this Warrant or by the Registration Rights Agreement, the Termination Date shall be deemed to be, and the right to exercise this Warrant and purchase Warrant Shares shall expire at 5:00 p.m., Eastern standard time, on, the 30th day following the date on which such registration shall have become effective (but in no event later than 180 days beyond the date this Warrant otherwise would have expired) or on the 30th day following the date all of such defaults have been cured, as the case may be; and provided, further, that if an approval or waiver is required to be obtained from a governmental authority (or a filing with a governmental authority and/or expiration of a period of time following such filing) in order for an exercise of this Warrant, in whole or in part, or the issuance of any or all of the Warrant Shares upon such exercise, to comply with applicable law (including, without limitation, the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended) and the Holder delivers to the Company on or prior to the last date with respect to which this Warrant can be exercised with respect to such Warrant Shares a written notification of the Holder's intent to exercise this Warrant and evidence reasonably satisfactory to the Company that the Holder has made all filings required to be made by the Holder to obtain such approval or waiver or to satisfy any other filing requirements, and a request that the Company make all filings required to be made by the Company to obtain such approval or waiver or to satisfy any other filing requirements, and the Holder thereafter diligently continues to attempt to obtain such approval or waiver and/or expiration of waiting period, then the Termination Date shall be deemed to be, and the last date on which this Warrant can be exercised with respect to such Warrant Shares shall be extended through, the date five Business Days after the date on which a final ruling is made with respect to the filing(s) requesting such approval or waiver or the expiration of such waiting period, as the case may be. The Company agrees to provide reasonable assistance to, and cooperate with, the Holder in making such filings required to be made by the Holder, and the Company shall make all filings required to be made by the Company, for obtaining such approvals or waivers or to satisfy any other filing requirements, as are necessary for the exercise of this Warrant by the Holder not to constitute a violation of any other law or regulation.

          "TRANSACTION CONSIDERATION" has the meaning assigned in paragraph
3(c).
          "WARRANT AGREEMENT" shall mean the Warrant Agreement dated as of August 7, 1998 between the Company and MCI.

          "WARRANT CONSIDERATION AMOUNT" has the meaning specified in Section 2(b) hereof.

          "WARRANT SHARES" means any of the shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares shall initially be 1,452,570 shares of Common Stock, subject to adjustment on or after the Issue Date pursuant only to the provisions of paragraph 3 of this Warrant.

          2   Exercise of Warrant.  (a)  This Warrant may be exercised, in whole
              -------------------
     at any time or in part from time to time, during the Exercise Period, by the Holder by the surrender of this Warrant (with the subscription duly executed) at the address set forth in paragraph 11(a) hereof, together with proper payment of the Exercise Price. Payment for the Warrant Shares to be purchased shall be made by wire transfer or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a whole number of shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised. Upon such surrender of this Warrant, the Company will issue a certificate or certificates in the name of the Holder for the number of shares of the Common Stock to which the Holder shall be entitled. The Company shall not be required to issue a fractional share of Common Stock upon any exercise of this Warrant, but the Company shall pay an amount in cash equal to the Current Market Price for one Warrant Share on the date the Warrant is exercised, multiplied by the fraction of a Warrant Share that would be issuable on the exercise of this Warrant.

          (b) In the event any Holder elects upon exercise to surrender this Warrant for payment of the applicable Exercise Price for the shares being purchased, this Warrant shall be surrendered and canceled. To the extent any Holder elects to pay all or part of the Exercise Price by surrendering this Warrant to the Company, the number of purchasable shares under this Warrant required to be surrendered as payment for the Exercise Price (the "Warrant Consideration Amount") shall be equal to that number obtained by
     -----------------------------
     dividing (i) that amount of the aggregate Exercise Price that any Holder elects by written notice to the Company to pay by the application of this Warrant (such notice setting forth, in addition, the required reduction in the number of shares purchasable by this Warrant as calculated and shown in sufficient detail in accordance with the immediately succeeding clause), by (ii) the difference obtained by subtracting (A) the Exercise Price per share on the date of exercise from
     (B) the Current Market Price of the Warrant Shares on the date of exercise.

          (c) In the event of any exercise of the rights represented by this Warrant, (i) certificates for the shares of Warrant Shares so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding ten (10) Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Shares so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares equal to (A) the number of shares purchasable under this Warrant less (B) the sum of (1) the number of shares of Warrant Shares purchased upon exercise and (2) the Warrant Consideration Amount, if any, shall be issued to the Holder hereof within such time.

          3   Certain Adjustments.  The Exercise Price and the kind and number
              -------------------
of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment as set forth below in this paragraph 3. The Company shall give the registered Holder notice of any event described below which requires an adjustment pursuant to this paragraph 3 in accordance with the provisions of paragraph 4.

          (a)  Stock Dividends, Subdivisions and Combinations.  If at any time
               ----------------------------------------------
     the Company shall:

               (i) fix a record date for the purpose of determining the holders of its Common Stock entitled to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock;

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock;

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or

               (iv) issue any shares of its capital stock or other Securities by reclassification of the Common Stock (other than pursuant to paragraph 3(c) below); then the Exercise Price shall be proportionately decreased in the case of such a dividend or distribution of Additional Shares of Common Stock or such a subdivision, or proportionately increased in the case of such a combination, or the kind of capital stock or other securities of the Company which may be purchased shall be adjusted in the case of such a reclassification of the Common Stock, each on the record date for such dividend or distribution or effective date of such subdivision, combination or reclassification, as the case may be, such that the

          Holder shall be entitled to receive, upon exercise of this Warrant, the aggregate number and kind of shares of Common Stock which, if this Warrant had been fully exercised immediately prior to such date, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.

          (b)  Certain Other Dividends and Distributions.  If at any time the
               -----------------------------------------
     Company shall fix a record date for the purpose of determining the holders of its Common Stock entitled to receive any dividend or other distribution (including any such distribution made in connection with a consolidation or merger, but excluding any distribution referred to in subparagraph (a) above) of:

               (i) any evidences of indebtedness, any shares of its capital stock (including Convertible Securities but excluding Common Stock) or any other securities or property of any nature whatsoever (including cash but excluding normal cash dividends or cash distributions permitted under applicable law so long as in each case such cash is payable solely out of earnings or earned surplus of the Company); or

               (ii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its capital stock (including Convertible Securities) or any other of its securities or its property of any nature whatsoever;

     then the Exercise Price shall be adjusted to equal the Exercise Price in effect prior to such distribution or dividend multiplied by a fraction, (A) the numerator of which shall be (1) the Current Market Price per share of the Common Stock on such record date minus (2) the amount allocable to one share of Common Stock of the fair value of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable (as determined in good faith by the Board of Directors of the Company and, unless waived by the Holder, supported by an opinion from an investment banking firm of nationally recognized standing (the costs of such investment banking firm to be shared equally by the Holder and the Company) approved by the Holder, which approval shall not be unreasonably withheld), and (B) the denominator of which shall be such Current Market Price per share of Common Stock on such record date. Such adjustments shall be made whenever such a record date is fixed. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this subparagraph (b) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of subparagraph (a).

          (c)  Adjustments for Consolidation, Merger, Sale of Assets,
               ------------------------------------------------------
     Reorganization, etc.
     --------------------

               (i) In case the Company after the date hereof (A) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (B) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (C) shall transfer all or substantially all of its properties or assets to any other Person or (D) shall effect a capital reorganization or reclassification of the Common Stock (other than a capital reorganization or reclassification for which adjustment in the Exercise Price is provided in subparagraph 3(a) or subparagraph 3(b)), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such transaction, to the extent this Warrant is not exercised prior to such transaction, or is redeemed in connection with such transaction, to receive at the Exercise Price in effect at the time immediately prior to the consummation of such transaction in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such transaction the stock and other securities, cash and property to which such Holder would have been entitled upon the consummation of such transaction if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this paragraph 3.

               (ii) Notwithstanding anything contained in this Warrant to the contrary, the Company will not effect any of the transactions described in clauses (a) through (d) of the above subparagraph (i) unless, prior to the consummation thereof, the surviving Person (if other than the Company) in any merger or consolidation described in such clauses, each Person which is to acquire the Company's assets in any transaction described in clause (c) above, and each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein, shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (A) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and (B) the obligation to deliver to such Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this paragraph (c), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this paragraph 3) shall be applicable to the stock, securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

               (iii) In case any of the transactions described in clauses (A) through (C) of subparagraph (i) shall be proposed to be effected (any such transaction a "Merger Triggering Event"), the Holder of this
                              -----------------------
          Warrant may, and the Company agrees that as a condition to the consummation of any such Merger Triggering Event the Company shall secure the right of such Holder to, sell this Warrant (or, at such Holder's election, a portion thereof) to the Person continuing after or surviving such Merger Triggering Event, or the Company (if the Company is the continuing or surviving Person), simultaneously with, the effective date or closing of such Merger Triggering Event, at a sale price equal to the amount of cash, property and/or the number of shares of Common Stock or other securities to which a holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or the portion hereof redeemed would have been entitled upon the effective date or closing of such Merger Triggering Event (the "Transaction Consideration"),
                                                -------------------------
          less the amount or portion of such Transaction Consideration having a fair value equal to the aggregate Exercise Price applicable to this Warrant or the portion hereof so sold. In the event that the Holder of this Warrant exercises its rights under this subparagraph (iii) to sell this Warrant (or a portion thereof) simultaneously with the effective date or closing of any such Merger Triggering Event, the Company shall not effect any such Merger Triggering Event unless upon or prior to the consummation thereof such amounts of cash, property, Common Stock, or other securities are delivered to the Holder of this Warrant.

          (d)  Issuance of Shares, Warrants or other Rights.  (i)  Except for
               --------------------------------------------
     issuances of (i) options granted to employees and directors of the Company under the 1994 Amended and Restated Stock Option Plan or the 1994 Directors Stock Option Plan, other than options granted to John C. Bacon, Michael F. Barnsley and Alan D. Sloan (Messrs. Bacon, Barnsley and Sloan are hereinafter referred to as the ?Restricted Individuals?), and (ii) warrants or other convertible securities representing less than one percent (1%) of the outstanding equity of the Company at the time of such issuance, if at any time the Company shall issue or sell to any Person any Additional Shares of Common Stock, or warrants or other similar rights to subscribe for or purchase any Additional Shares of Common Stock or Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable (but excluding any distributions in subparagraphs (a) or (b) above), the price per share of such Common Stock or for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Exercise Price of such shares then in effect, then the Exercise Price upon each such issuance shall be reduced to equal the lesser of (x) the price per share of such Common Stock or for which such Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities and (y) the Exercise Price that would be in effect in the absence of the adjustment provided for in this subparagraph (d)(i); provided, that in the event of an adjustment--------required under this paragraph 3(d), notwithstanding anything to the contrary set forth in this paragraph 3(d), the Exercise Price shall not be adjusted below $4.00 per Warrant Share, as the amount per share may be adjusted in accordance with paragraphs 3(a), 3(b) or 3(c) hereof, unless such adjustment relates to an issuance to any of the Restricted Individuals.

               (ii) In the case of the issuance or sale of warrants or other rights or Convertible Securities, any adjustment under this subparagraph (d) shall be made on the basis that (A) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other similar rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (B) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest possible price per share in any range of prices per share at which such Additional Shares of Common Stock are available to such holders, and (C) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other similar rights. No further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock upon exercise of such warrants or other similar rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Such adjustments shall be made upon the date of the issuance or sale of such warrants or other similar rights.

               (iii)  this subparagraph (d) shall not apply (and subparagraph
          (e) shall not apply) to the exercise of warrants, options or other similar rights, or the conversion or exchange of Convertible Securities, outstanding on the Issue Date.

          (e)  Issuance of Convertible Securities.  (i)  Except for issuances of
               ----------------------------------
     (i) options granted to employees and directors of the Company under the 1994 Amended and Restated Stock Option Plan or the 1994 Directors Stock Option Plan, other than options granted to the Restricted Individuals, and
     (ii) warrants or other convertible securities representing less than one percent (1%) of the outstanding equity of the Company at the time of such issuance, if at any time the Company shall issue or sell to any Person any Convertible Securities (other than securities distributed in a transaction described in subparagraphs (b) and (d) above), whether or not the rights to exchange or convert thereunder are immediately exercisable, the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Exercise Price of shares then in effect on the date of such issuance or sale or if, after any such issuance or sale, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended (other than as a result of the operation of antidilution provisions of or relating to Convertible Securities outstanding as of the Issue Date pursuant to events or circumstances which would also result in an adjustment in the Exercise Price), and such price as so amended shall be less than the Exercise Price in effect at the time of such amendment, then the Exercise Price upon each such issuance or amendment shall be reduced to equal the lesser of (1) the price per share for which such Common Stock is issuable upon conversion or exchange of such Convertible Securities and (2) the Exercise Price that would be in effect in the absence of the adjustment provided for in this subparagraph (e)(i); provided, that in the event of an adjustment required under this paragraph
     --------
     3(d), notwithstanding anything to the contrary set forth in this paragraph 3(d), the Exercise Price shall not be adjusted below $4.00 per Warrant Share, as the amount per share may be adjusted in accordance with paragraphs 3(a), 3(b) or 3(c) hereof, unless such adjustment relates to an issuance to any of the Restricted Individuals.

               (ii) In the case of the issuance or sale of Convertible Securities, any adjustment under this subparagraph (e) shall be made on the basis that (A) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (B) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (C) the Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Exercise Price shall be made under this subparagraph (e)(ii) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to subparagraph (d) above. No further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made pursuant to other provisions of this paragraph 3, no further adjustments of the Exercise Price shall be made by reason of such issue or sale. Such adjustments shall be made upon each issuance or amendment of Convertible Securities and shall become effective immediately after such issuance or amendment.

          (f)  Adjustment of Number of Warrant Shares.  Upon each adjustment of
               --------------------------------------
     the Exercise Price, as the case may be, pursuant to subparagraph (a) or (b) of this paragraph 3, this Warrant shall be deemed to evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock covered by this Warrant immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the Exercise Price in effect after such adjustment. If the Company shall be in default under any provision of this Warrant so that shares issued at the Exercise Price adjusted in accordance with the terms of this Warrant would not be validly issued, the adjustment of number of shares provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Company by reason of its default under this Warrant.

          (g)  When Adjustments To Be Made.  No adjustment in the Exercise Price
               ---------------------------
     shall be required by this paragraph 3 if such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of less than 1% in such price. Any adjustment representing a change of less than such minimum amount which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this paragraph 3 and not previously made, would result in a minimum adjustment. Notwithstanding the foregoing, any adjustment carried forward shall be made no later than ten Business Days prior to the Termination Date. All calculations under this subparagraph
     (g) shall be made to the nearest cent. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (h)  Fractional Interests.  In computing adjustments under this
               --------------------
     paragraph 3, fractional interests in Common Stock shall be taken into account to the nearest whole share.

          (i)  When Adjustments Not Required.  If the Company shall fix a record
               -----------------------------
     date for the purpose of determining the holders of its Common Stock entitled to receive a dividend or distribution and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (j)  Certain Limitations.  Subject to the provisions of paragraph 6,
               -------------------
     there shall be no adjustment of the Exercise Price hereunder to the extent that such adjustment would cause the Exercise Price to be less than the par value per share of the Common Stock, which par value shall not at any time while this Warrant is outstanding exceed $.01.

          (k)  Other Action Affecting Common Stock.  In case after the date
               -----------------------------------
     hereof the Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing subparagraphs (a) through
     (j) of this paragraph 3, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this paragraph 3, then the Exercise Price and/or the number of Warrant Shares shall be adjusted in such manner and at such time as the Board of Directors of the Company may in good faith determine to be equitable in the circumstances.

          4   Notices  (a)  Notices of Adjustments.  Whenever the Exercise Price
              -------       ----------------------
or the number of Warrant Shares shall be adjusted pursuant to paragraph 3, the Company shall forthwith deliver to the Holder a certificate prepared by the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights), specifying the number of Warrant Shares then issuable hereunder, the Exercise Price after giving effect to such adjustment and (to the extent applicable) describing the number and kind of any other shares of stock for which the Warrant is exercisable. In the event that the Holder shall disagree with any such adjustment or with the terms of any new agreement to be entered into pursuant to paragraph 3(c), it shall notify the Company thereof and any disagreement shall be resolved by an investment banking firm of nationally recognized standing mutually agreeable to the Company and the Holder, or if the Company and the Holder are unable to agree upon an investment banking firm, an investment banking firm selected by an investment banking firm chosen by the Company and an investment banking firm chosen by the Holder (with the costs of such investment banking firm shared equally by the Holder and the Company).

          (b)  Notices of Corporate Action.  In the event of any of the
               ---------------------------
     following:

               (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, which dividend, distribution or other right affects the rights of the Holder, or

               (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other party or any transfer of all or substantially all the assets of the Company to any other party, or

               (iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the Holder a notice specifying (1) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right and (2) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty days prior to the date herein specified, in the case of any date referred to in the foregoing subdivision (1), and at least twenty days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (2).

          5   Reservation of Warrant Shares.  The Company agrees that, upon
              -----------------------------
commencement of the Exercise Period and at all times prior to the Termination Date, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          6   Fully Paid Stock; Taxes.  The shares of Common Stock represented
              -----------------------
by each and every certificate for Warrant Shares delivered on the exercise of this Warrant and the payment of the Exercise Price set forth herein shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Exercise Price. If the Exercise Price is at any time less than the par value of the Warrant Shares or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Company also covenants and agrees to cause to be taken such action (whether by decreasing the par value of the Warrant Shares, the conversion of the Warrant Shares from par value to no par value, or otherwise) as will permit the exercise of this Warrant without any additional payment by the Holder hereof (other than payment of the Exercise Price, if any, and applicable transfer taxes, if any) and the issuance of the Warrant Shares, which Warrant Shares, upon such issuance, will be fully paid and non-assessable.

          The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issuance of any Warrant Shares or certificate therefor and that the Warrant Shares will be otherwise free from all taxes, liens and charges with respect to issuance.

          7   Transferability.  (a)  Subject to the legend set forth on the
              ---------------
first page of this Agreement, upon execution and delivery of an assignment instrument substantially in the form attached hereto, an assignee shall be a party to this Agreement and shall have the rights and obligations of the Holder, to the extent of such assignment, and the Holder shall be released from its obligations hereunder to a corresponding extent; provided, however, that no partial assignment of this Warrant shall be made unless such partial assignment is in respect of the right to purchase not less than one-third of the Warrant Shares (which number shall be adjusted, to the extent appropriate, to take account of any events described in paragraph 3(a) or paragraph 3(c)). Upon the consummation of any assignment permitted pursuant to this paragraph, the Holder and the Company shall make appropriate arrangements so that, if required, new Warrants shall be issued to the Holder and the assignee. The Holder shall give the Company prior written notice of the date that any such assignment shall become effective, which date shall be no less than ten days after the date such notice is given.

          (b) The Company may treat the registered holder of this Warrant as it appears on the Company's books at any time as the Holder for all purposes.

          8   Loss, etc., of Warrant.  Upon receipt of evidence satisfactory to
              ----------------------
the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity or bond reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of the like date, tenor and denomination.

          9   Holder Not Shareholder.  This Warrant does not confer upon the
              ----------------------
Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

          10   Surrender.  The Holder may at any time surrender all or a portion
               ---------
of this Warrant for cancellation by transmitting same to the Company at its address set forth herein accompanied by a written notice setting forth the Holder's intention to surrender this Warrant (or such portion) for cancellation and upon such transmittal by the Holder, this Warrant (or such portion) shall become null and void and of no further force and effect.

          11   Notices.  All notices, demands, requests, or other communications
               -------
which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, or mailed first-class registered or certified mail, return receipt requested, postage pre-paid, or delivered by overnight air courier, or transmitted by facsimile transmission addressed as follows:

          If to MCI:

                    MCI Telecommunications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006
                    Attn:  Chief Financial Officer
                    Fax:  202-887-2348

          with a copy to:

                    MCI Communications Corporation
                    1801 Pennsylvania Avenue, N.W.
                    Washington, D.C.  20006
                    Attn:  General Counsel
                    Fax:  202-887-3353

          If to Iterated:

                    Iterated Systems, Inc.
                    3525 Piedmont Road
                    Suite 600
                    Atlanta, Georgia 30305
                    Attention:  President and CEO
                    Fax:  404-264-8300
          with a copy to:

                    Morris Manning & Martin, LLP
                    3343 Peachtree Road, N.E.
                    Suite 1600
                    Atlanta, Georgia 30326
                    Attention:  John C. Yates, Esq.
                    Fax:  404-365-9532

     Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication which shall be mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes as such time as it is delivered to the addressees (with the return receipt, the facsimile confirmed receipt, the delivery receipt or affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

          12   Miscellaneous.  (a)  Remedies.  The Company agrees that monetary
               -------------        --------
     damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. Accordingly, it is agreed that the Holder shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof. Such remedies shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

          (b)  No Inconsistent Agreements.  The Company will not on or after the
               --------------------------
     date of this Warrant enter into any agreement with respect to its Securities which is inconsistent with the rights granted to the Holder in this Warrant, otherwise conflicts with the provisions hereof or would be violated by the performance of the Company's obligations hereunder. The Company represents and warrants that the rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's Securities under any such agreements.

          (c)  Successors and Assigns.  Subject to the provisions of paragraph 7
               ----------------------
     hereof, this Warrant shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

          (d)  Severability.  In the event that any one or more of the
               ------------
     provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (e)  Amendments and Waivers.  The provisions of this Warrant,
               ----------------------
     including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holder.

          (f)  Headings.  The headings of this Warrant have been inserted as a
               --------
     matter of convenience and shall not affect the construction hereof.

          (g)  Applicable Law.  This Warrant shall be governed by and construed
               --------------
     in accordance with the laws of the State of New York.

          (h)  Registration Provisions.  Except as provided in the Registration
               -----------------------
     Rights Agreement, the Company is not required under the terms hereof to register any securities issued pursuant hereto, and the subsequent transfer of any shares issued pursuant hereto may require registration under the Securities Act as well as under applicable state laws. In the event the shares issued upon the exercise of this Warrant are not registered, the Holder acknowledges that any stock certificate evidencing shares acquired on exercise of this Warrant shall contain a legend restricting transferability substantially as follows:

          THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED AND/OR QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE. THEREFORE, NO SALE OR TRANSFER OF THIS SECURITY SHALL BE VALID, AND THE ISSUER SHALL NOT BE REQUIRED TO GIVE ANY EFFECT TO ANY SUCH TRANSACTION, UNLESS (A) SUCH TRANSACTION SHALL HAVE BEEN REGISTERED UNDER THE ACT AND QUALIFIED OR APPROVED UNDER APPROPRIATE STATE SECURITIES LAWS, OR (B) THE ISSUER SHALL HAVE FIRST RECEIVED AN OPINION OF COUNSEL (WHO MAY BE INTERNAL COUNSEL OF MCI) REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION, QUALIFICATION OR APPROVAL IS NOT REQUIRED.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President or an Executive or Senior Vice President thereunto duly authorized.



Dated:  August 7, 1998



                         ITERATED SYSTEMS, INC.


                         By:_____________________
                             Name:_______________
                             Title:______________


Attested by:


-----------------------
Secretary

                                 SUBSCRIPTION

          The undersigned, ________________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase ___________ shares of the Common Stock of Iterated Systems, Inc., covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:


                              ___________________________
                              (Signature)

                              ___________________________
                              (Address)



                                 ASSIGNMENT

          FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto _______________ the foregoing Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _______________________, attorney, to transfer said Warrant on the books of Iterated Systems, Inc.

Dated:


                              ___________________________
                              (Signature)

                              ___________________________
                              (Address)

                                 PARTIAL ASSIGNMENT

          FOR VALUE RECEIVED, ________________________________ hereby assigns
and transfers unto _________________________ the right to purchase [   ] shares
of the Common Stock of Iterated Systems, Inc. by the foregoing Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ________________________, attorney, to transfer said Warrant on the books of Iterated Systems, Inc.

Dated:  _______________, _____


                              ___________________________
                              (Signature)

                              ___________________________
                              (Address)